Exhibit 99.01

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
PACIFIC REGIONAL OFFICE
11TH FLOOR
5670 WILSHIRE BOULEVARD
LOS ANGELES, CALIFORNIA 90036-3648

April 8, 2008

By Electronic and U.S. Mail

Stanley C. Morris, Esq.
Corrigan & Morris LLP
201 Santa Monica Blvd., Suite 475
Santa Monica, CA 90401·2216

Re: In the Matter of Largo Vista Group, Ltd. (LA-3083)

Dear Mr. Baker:

This investigation has been completed as to Largo Vista Group, Ltd., Deng Shan, Wan Lin, and Danny Duy Nguyen, against each of whom we do not intend to recommend any enforcement action by the Commission. We are providing this information under the guidelines in the final paragraph of Securities Act Release No. 5310 (copy attached).

Very truly yours,

/s/ Diana Tani
Diana Tani
Assistant Regional Director

Enclosure: Release No. 33-5310